U.S. GLOBAL INVESTORS FUNDS

China Region Fund

SUPPLEMENT DATED JANUARY 1, 2011

TO THE PROSPECTUS DATED MAY 1, 2010

Effective January 1, 2011, Mr. Michael Ding will be joining the China Region Fund’s portfolio management team. The Fund Management section of the Summary Prospectus (page 3) and Statutory Prospectus (page 33) should be replaced with the following:

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: The fund is managed by a portfolio team consisting of Mr. Frank E. Holmes, Mr. Romeo Dator, and Mr. Michael Ding.  Mr. Holmes has served as Chief Executive Officer of the fund since 1994 and Chief Investment Officer of the fund since 1999; Mr. Dator has served as a portfolio manager of the fund since 2002; and Mr. Ding has served as portfolio manager of the fund since 2010.

The ninth paragraph of the Portfolio Managers section of the Statutory Prospectus (page 70) should be replaced with the following:

PORTFOLIO MANAGERS

The China Region Fund is managed by a portfolio team consisting of Mr. Holmes, Mr. Dator, and Mr. Ding. Mr. Ding has served as a portfolio manager of the Adviser since 2011.  Prior to that he was an analyst of the Adviser from December 2009 through December 2010, an independent analyst covering China equity and global commodities from January 2009 through December 2009, Director of Research and Investment Management with Altegris Investment Inc. from 2006 through 2008, and Vice President/China and Commodity Portfolio Manager with Abria Alternative Investments, Inc. from 2003 through 2006.